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                                                                   Exhibit 10.22

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is entered into as of October 15, 2003, by and between 3COM CORPORATION, a Delaware corporation ("Seller"), and MARVELL SEMICONDUCTOR, INC., a California corporation ("Buyer"), with reference to the following facts:

         A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated August 15, 2003 (the "Purchase Agreement") pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to buy from Seller, the real property commonly known as 5400-5460 Bayfront Plaza, City and County of Santa Clara, California, as more particularly described therein (the "Property"), subject to the terms and conditions of the Purchase Agreement.

         B. The parties have agreed to amend certain provisions of the Purchase Agreement as specifically set forth in this Amendment.

                   NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein but not herein defined shall have the meaning ascribed to them in the Purchase Agreement):

                  1. Extension of Feasibility Period. Seller and Buyer hereby agree that the Feasibility Period (defined in Section 5.2.1 of the Purchase Agreement) shall be extended to, and shall expire as of, 5:00 P.M. (Pacific Time) on October 22, 2003. During the extended Feasibility Period, Buyer shall have the right to inspect the Property as provided in the Purchase Agreement, and the Initial Deposit shall continue to be refundable until the expiration of the Feasibility Period, as so extended.

                  2. Amendment of Purchase Price. Seller and Buyer hereby agree that the "Purchase Price", as defined in Section 2 of the Purchase Agreement, is amended to be Sixty Three Million Nine Hundred Thirty Three Thousand Four Hundred Eighty Two and no/100 Dollar ($63,933,482.00).

                  3. Amendment to Sections 6.5 and 6.6. Seller and Buyer hereby agree that (i) in Section 6.5 of the Purchase Agreement (A) the reference to "Section 6.5(b)" is revised to refer to "Section 6.6(b)", and (B) the reference to "this Section 6.4" is revised to refer to "this Section 6.5", and
(ii) in Section 6.6 of the Purchase Agreement, (1) the reference to "Section 6.4" is revised to refer to "Section 6.5", and (2) the reference to "this
Section 6.5" is revised to refer to "this Section 6.6".

                  4. Effectiveness of Purchase Agreement. Except as provided in this Amendment, the provisions of the Purchase Agreement remain unchanged and in full force and effect in accordance with their terms.

                  5. Effectiveness of Amendment. This Amendment will become effective when it has been executed by both Seller and Buyer. Each party warrants and represents to the

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other party that the individual executing this Amendment on behalf of the party has authority to execute this Amendment.

                  6. Miscellaneous. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

                                        SELLER:

                                        3 COM CORPORATION
                                        a Delaware corporation

                                        By: _____________________________
                                        Name: MARK SLAVEN
                                        Title: CFO

                                        BUYER:

                                        MARVELL SEMICONDUCTOR, INC.,
                                        a California corporation

                                        By: ____________________________
                                        Name: GEORGE HERVEY
                                        Title: V.P. OF FINANCE & CFO

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